EXHIBIT 21.1
Schedule of Subsidiaries
(as of December 31, 2024) (1)

STEEL PARTNERS HOLDINGS GP INC., a Delaware corporation.
SPH GROUP LLC, a Delaware limited liability company.
SPH GROUP HOLDINGS LLC, a Delaware limited liability company.
STEEL SERVICES LTD, a Delaware corporation.
WEBFINANCIAL HOLDING CORPORATION, a Delaware corporation.
HANDY & HARMAN LTD., a Delaware corporation.
STEEL EXCEL INC., a Delaware corporation.
580 SABAL PALM ROAD LLC, a Delaware limited liability company.
STEEL PARTNERS INSURANCE INC., a Delaware corporation.
STEEL IP INVESTMENTS, LLC., a Delaware limited liability company.
WEBFINANCIAL HOLDING CORPORATION SUBSIDIARIES
WEBBANK HOLDING CORP., a Delaware corporation.
WEBBANK, a Utah chartered industrial bank.
NATIONAL PARTNERS PFCO LLC, a Delaware limited liability company.
NATIONAL PARTNERS PFCO OF NEW YORK LLC, a Delaware limited liability company.
NATIONAL PARTNERS PFCO INC OF CALIFORNIA, a Delaware corporation.
WEB ASSET CORP., a Delaware corporation.
WEBFINANCIAL HOLDING LLC, a Delaware limited liability company.
DUNMORE INTERNATIONAL CORP., a Delaware corporation.
DUNMORE EUROPE GMBH, a German limited liability company
STEEL CONNECT INC., a Delaware corporation.

HANDY & HARMAN LTD. SUBSIDIARIES
HANDY & HARMAN GROUP, LTD. ("HHG"), a Delaware corporation.
WF ASSET CORP., a Delaware corporation.
WHX CS LLC, a Delaware limited liability company..

HANDY & HARMAN ("HANDY & HARMAN"), a New York corporation, a direct subsidiary of HHG.
BAIRNCO LLC ("BAIRNCO"), a Delaware limited liability company, a direct subsidiary of HHG.
HANDY & HARMAN HOLDING CORPORATION, a Delaware corporation, a direct subsidiary of HHG.
JPS INDUSTRIES HOLDINGS LLC., a Delaware limited liability company, a direct subsidiary of HHG.
JPS COMPOSITE MATERIALS CORPORATION, a Delaware corporation.
SL INDUSTRIES, INC., a Delaware corporation, a direct subsidiary of HHG.
HANDY & HARMAN INTERNATIONAL, LTD., a Delaware corporation.
HANDY & HARMAN NETHERLANDS, BV., a Netherlands corporation.
HANDYTUBE CORPORATION, a Delaware corporation.
INDIANA TUBE CORPORATION, a Delaware corporation.
LUCAS-MILHAUPT, INC., a Wisconsin corporation.
LUCAS-MILHAUPT BRAZING MATERIALS (SUZHOU) CO. LTD., a China corporation.
LUCAS-MILHAUPT HONG KONG LIMITED, a Hong Kong corporation.
LUCAS MILHAUPT RIBERAC SA, a France corporation.
LUCAS-MILHAUPT WARWICK LLC, a Delaware limited liability company.
OMG, INC., a Delaware corporation (formerly known as Olympic Manufacturing Group, Inc.)
CEDRO DE MEXICO, S.A. DE C.V., a Mexico limited liability company.
DAVALL GEARS LTD., a United Kingdom corporation.
MOLLART UNIVERSAL JOINTS LTD., a United Kingdom corporation.
MTE CORPORATION, a Wisconsin corporation.
SL DELAWARE HOLDINGS, INC., a Delaware corporation.
SL MONTEVIDEO TECHNOLOGY, INC., a Minnesota corporation. .
TPE DE MEXICO, S. DE R.L. DE C.V., a Mexico limited liability company.
STEEL EXCEL INC. SUBSIDIARIES (2)
STEEL ENERGY SERVICES LTD., a Delaware corporation.
ATLANTIC SERVICE CO. LTD., a Canada corporation, a direct subsidiary of Kasco LLC.
ATLANTIC SERVICE CO. (UK) LTD., a United Kingdom corporation, a direct subsidiary of Kasco LLC.
BERTRAM & GRAF GMBH, a German limited liability company, a direct subsidiary of Kasco LLC.
KASCO LLC, a Delaware limited liability company, a direct subsidiary of Steel Energy Services Ltd.

KASCO ENSAMBLY S.A. DE C.V., a Mexico limited liability company, a direct subsidiary of Kasco LLC.
KASCO MEXICO LLC, a Delaware limited liability company, a direct subsidiary of Kasco LLC.
SUN WELL SERVICE, LLC., a Delaware limited liability company.
ROGUE PRESSURE SERVICES LLC., a Delaware limited liability company.
BLACK HAWK ENERGY SERVICES, LLC., a Delaware limited liability company.
BASIN WELL LOGGING WIRELINE SERVICES, INC., a New Mexico corporation.
STEEL SPORTS INC., a Delaware corporation.
BASEBALL HEAVEN INC., a Delaware corporation.
UK ELITE SOCCER INC., a New Jersey corporation.
LASORDA LEGACY ACADEMY CO LLC, a Delaware limited liability company.
STEEL UNITED VA, LLC, a Delaware limited liability company.
DGTH LLC, a Delaware corporation.
1001 HERMOSA AVENUE LLC, a Delaware limited liability company.
Steel Connect Inc. Subsidiaries
CMG SECURITIES CORPORATION, a Massachusetts corporation.
CMG@VENTURES, INC., a Delaware corporation.
CMG@VENTURES CAPITAL CORP., a Delaware corporation.
CMG@VENTURES SECURITIES CORP., a Delaware corporation.
MODUSLINK PTS, INC., a Delaware corporation.
MODUSLINK RECOVERY LLC, a Delaware limited liability company.
MODUSLINK SECURITIES CORPORATION, a Delaware corporation.
STEEL CONNECT SUB LLC, a Delaware limited liability company.
MODUSLINK THAILAND LLC, a Delaware limited liability company.
MODUSLINK CORPORATION, a Delaware corporation.
MODUSLINK (THAILAND) COMPANY LIMITED, a Thailand corporation.
SALESLINK LLC, a Delaware limited liability company.
MODUSLINK PTE. LTD., a Singapore corporation.
MODUSLINK MEXICO S.A. DE C.V., a Mexico limited liability company.
SOL HOLDINGS, INC., a Delaware corporation.
SOL SERVICES CORPORATION, S.A. DE C.V., a Mexico limited liability company.

SALESLINK MEXICO HOLDING CORP., a Delaware corporation.
SALESLINK SERVICES, S. DE R.L. DE C.V., a Mexico limited liability company.
MODUSLINK B.V., a Netherlands corporation.
MODUSLINK CZECH REPUBLIC S.R.O., a Czech Republic corporation.
MODUS MEDIA INTERNATIONAL (IRELAND) LIMITED, a Delaware corporation.
MODUS MEDIA INTERNATIONAL IRELAND (HOLDINGS) LIMITED, an Ireland corporation.
MODUSLINK KILDARE LIMITED, an Ireland corporation.
MODUSLINK SERVICES EUROPE, an Ireland corporation.
SALESLINK SOLUTIONS INTERNATIONAL IRELAND LIMITED, an Ireland corporation.
MODUSLINK AUSTRALIA PTY LIMITED, an Australia corporation.
MODUSLINK SOFTWARE (SHENZHEN) CO. LTD., a China corporation.
MODUSLINK ELECTRONIC TECHNOLOGY (SHENZHEN) CO. LTD., a China corporation.
MODUSLINK (SHANGHAI) CO. LTD., a China corporation.
MODUSLINK (KUNSHAN) CO. LTD., a China corporation.
MODUSLINK (CHINA) CO. LTD., a China corporation.
MODUSLINK (WAIGAOQIAO) CO. LTD., a China corporation.
MODUSLINK (HONG KONG) PTE. LTD., a Hong Kong corporation.
MODUSLINK SOFTWARE TECHNOLOGY (CHONGQING) CO., LTD., a China corporation.
MODUSLINK (M) SDN. BHD., a Malaysia corporation.
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(1) This list omits subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.
(2) Other than Handy & Harman Ltd. and its subsidiaries.